UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2014

FALCONRIDGE TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54253	20-0266164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17-120 West Beaver Creek Rd., Richmond Hill, Ontario, Canada		L4B 1L2
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (905) 771-6551

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

On October 15, 2014, we entered into an agreement with LiveCall Investor Relations Company. Pursuant to this agreement, LiveCall is to provide us with investor relation services for a term of three months.  In exchange for these services provided by LiveCall, we are to compensate LiveCall with an initial non-refundable fee of $7,500 and $2,500 per month. The term of this agreement will be automatically extended on a monthly basis after the term of three months unless 30 days of written notice is given by either party.

Item 9.01 Financial Statements and Exhibits

10.1 Agreement dated October 15, 2014 between our company and LiveCall Investor Relations Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FALCONRIDGE OIL TECHNOLOGIES CORP.

/s/Mark Pellicane
Mark Pellicane
President and Director

Date October 21, 2014